January 28, 2016 2015 Fourth Quarter Earnings Investor Presentation Exhibit 99.2

Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.   Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the Company’s recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc., and The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Banc of California Franchise Value Accelerating $8.2 billion in Assets $100+ million in Pretax Income 90 California Banking Locations +70% CAGR +153% CAGR Dollars in billions Dollars in millions 32.3% Total Shareholder Return FY 2015 16.6% ROATCE 4Q15 1.0% ROAA 4Q15 Pretax Income2 Total Assets1 Banc of California named to Forbes Magazine’s 2016 list of America’s 100 Top Banks

2015 Results Reflect Accelerating Profitability Growth Continues to be Accretive to Tax-Adjusted Earnings, EPS, ROA and ROTCE3 Diluted 2 Dollars in millions 3 Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods 4 Normalized to assume full 40% tax rate Pretax Income2 Earnings per Share1 Return on Tangible Common Equity Return on Assets 4 4 4

California Banking Landscape Increasingly Attractive

California Clients and Employees Expressing Preference for California Banks

Los Angeles Times

L.A.'s 'bank to the stars,' **City National Bank**, now under Canadian ownership

REUTERS

CIT to buy **OneWest Bank** for more reliable funding source

SAN FRANCISCO BUSINESS TIMES

S.F. loses another HQ as **Union Bank's** parent moves to New York

California's Changing Bank Landscape

Since 2005

CA-based Banks	Total Assets[1] (YE 2005)	Status
Union Bank	$ 48,678,662	Acquired
IndyMac Bank	**20,329,938**	**Failed**
Downey Savings & Loan	**17,094,008**	**Failed**
Wachovia Bank	15,878,043	Acquired
City National Bank	14,398,110	Acquired
Fremont Investment & Loan	11,315,543	Acquired
First Federal Bank of CA	**10,455,725**	**Failed**
United Commercial Bank	**7,953,849**	**Failed**
Santa Barbara Bank & Trust	6,871,479	Acquired
Greater Bay Bank	6,670,862	Acquired
California National Bank	**5,511,818**	**Failed**
Commercial Capital Bank	5,397,227	Acquired

Banc of California has successfully attracted key employees and teams from New York and Canadian-based competitors

1 Dollars in thousands

4

ü ü ü ü ü Delivering on Commitments to Shareholders Management Achieved Financial Guidance; Resulting in Outperformance of Consensus Estimates Consensus Source: SNL Financial as of 1/24/2016, ROTCE consensus from company’s analyst estimate tracking Metric 4Q15 Actual 4Q15 Guidance Guidance Source Consensus Estimates Variance to Consensus ROATCE 16.6% 15%+ May 2014 Investor Day 11.4% +46% ROAA 1% 1%+ May 2014 Investor Day 0.74% +35% Efficiency Ratio 73% 70% - 75% May 2014 Investor Day 75% (3%) Total Assets $8.2 billion $8.0 - $8.5 billion Q3 2015 Earnings Call $7.8 billion +6% Earnings Per Share (FY 2015, Diluted) $1.34 $1.15+ Q4 2014 Earnings Call March 2015 $1.16 +16%

Metric FY 2016 ROATCE 15% ROAA 1%+ Efficiency Ratio 65% - 70% Total Assets $9.5 billion+ Earnings Per Share $1.55+ 2016 Guidance Implies Continued Outperformance Maintaining ROTCE and ROA with Strong Balance Sheet Growth Yields 15%+ EPS Growth in 2016 Updating 2016 preliminary guidance based on FY 2015 results and strategic planning and budgeting progress

Diluted 2 Dollars in millions 3 Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods Growing Earnings While Strengthening ROA and ROTCE Meeting All Earnings Targets; History of Consistent and Sustainable Earnings Growth Pretax Income2 Earnings per Share1 Return on Tangible Common Equity3 Return on Assets3

Commercial Banking Segment Drove FY 2015 Earnings Commercial Banking Expected to Produce over 80% of Segment Fully-Allocated Profits in 2016 4Q15 segment reporting now includes allocation of shared service expense to applicable segments Commercial banking segment previously included $18.6 million of annual shared services expense which directly supported mortgage banking and financial advisory segments 90% of segment profits generated by commercial banking segment in 4Q FY 2015 Pretax Income by Business Segment1 Business Segment Total; excludes unallocated Corporate / Other segment expense

78% Median 8.6% Median 19.6% Commercial Banks Mortgage-focused banks Earnings Volatility in Line with Best in Class Peers Reduced Contribution of Mortgage Banking Earnings has Driven Lower Earnings Volatility 33% 17% 0% 0% 0% 0% 0% 17% 0% 17% 0% 17% 0% 33% 33% 0% 0% 0% 0% 17% 17% 1 Standard deviation as % of average; 2014Q2 – 2015Q3 Source: SNL Financial; FactSet Note: OPB not available for 2012Q4-2014Q1; CBF estimates not available for 2012Q2; BANR estimates not available for 2013Q4 and 2014Q4 Realized Earnings Volatility1 % of quarters missing median I/B/E/S EPS estimates by more than 5%

Noninterest Expense and Productivity Investments in Scalable Platform Yielding Positive Results 1 Management Guidance Assets / FTE Noninterest Expense Efficiency Ratio ($ in millions) ($ in millions) Includes Mortgage Banking-related commissions, bonus and loan-related expenses

Deposit Growth Driven by Deepening Client Relationships Average Balance per Account Grew by 17% to $97,500 from 3Q15 Cost of Deposits: 0.60% 0.54% 0.50% 0.49% 0.48% +35% +69% 0.00% 0.00% 0.00% 0.00% 0.00% Noninterest-bearing Deposits Total Deposits ($ in millions) ($ in billions) Core deposits exclude treasury and brokered deposits Record quarterly core deposit growth exceeding $540 million1

Commercial Banking segment yield of 4.3% on new loans in 4Q15 Mortgage Banking Segment production of $951 million in 4Q Management guidance for 2016 loan production of over $8 billion Commercial Banking Segment Loan Production Accelerating Commercial Banking Loan Production Achieved 2015 Target of Total Annual Loan Production of over $7 billion ($ in millions)

Basel III Requirements Capital Ratios Continue to Exceed Basel III Guidelines Capital Structure Focused on Total Tier 1 Eligible Capital

Expanding Product Offerings to Support Client Needs New Products to Provide Incremental Fee-based Revenue in 2016 Expanded Product / Service Business Unit Partners Client Needs Met KPIs Trust Services Private Bank Retail Bank Financial Institutions Bank Traditional trust services for high net worth clients as well as securities safekeeping Noninterest Income Deposit Balances Foreign Exchange (F/X) Private Bank Business Bank Retail Bank Foreign currency support for international business without balance sheet risk Noninterest Income Interest Rate Swaps Commercial Real Estate Private Bank Business Bank Financial Institutions Bank Interest rate risk management primarily for real estate secured lending without balance sheet risk Noninterest Income Lower Interest Rate Risk Merchant Processing Private Bank Business Bank Retail Bank Financial Institutions Bank Debit and credit card processing for business clients Noninterest Income Debit Card (MasterCard Principal Issuer) Retail Bank Private Bank Business Bank Financial Institution Bank Debit card principal issuer to increase profitability of debit card business and leverage expanded client base Noninterest Income

Asset Quality Remains Strong and Stable 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 % Change YoY NPAs / Assets 0.65% 0.71% 0.66% 0.62% 0.56% (14%) NPAs / Equity 7.7% 8.4% 6.7% 7.0% 7.1% (8%) ALLL / NPLs 77% 69% 81% 77% 79% 3% ALLL / Total Loans 0.75% 0.75% 0.78% 0.74% 0.69% (8%) ALL and Discount / Total Loans 3.37% 3.27% 2.94% 2.65% 2.66% (21%)

Accelerating Results Under Current Leadership Platform and Infrastructure Investments Leading to Increased Long-term Value Creation Dollars in billions 2 Dollars in millions 3 Diluted 4 Normalized to assume full 40% tax rate +153% CAGR +51% CAGR +70% CAGR +69% CAGR Deposits1 Earnings per Share3 Pretax Income2 Assets1 +6% CAGR +42% CAGR +40% CAGR +24% CAGR 4

Metric Q4 15 Consensus Q4 15 Actual Q2 16 Consensus Actual v. 4Q15 Consensus (%) Actual v. 2Q16 Consensus (%) Assets1 $7.8 $8.2 $8.3 5% (1%) Loans1 $5.4 $5.9 $5.8 9% 2% Deposits1 $5.6 $6.3 $6.1 13% 3% Net Interest Income2 $59 $62 $63 5% (2%) Noninterest Income2 $47 $57 $52 21% 10% Pre-tax Income2 $23 $31 $27 35% 15% EPS $0.27 $0.39 $0.32 44% 22% Source: SNL Financial as of 1/14/2016 Dollars in billions 2 Dollars in millions Consensus expectations underestimating pace of growth. YE 2015 balance sheet closer to analysts 2Q16 balance sheet targets than 4Q15 targets. Consensus expectations underestimate earnings after normalizing for larger YE asset base. Outperforming Market Expectations for Growth and Profitability Execution of Balance Sheet and Earnings Growth Ahead of Expectations

Appendix

FY15 Revised Segment Reporting Allocation Methodology Revised Allocation Methodology Now Better Reflects True Costs within each Reporting Segment (Pre-allocation methodology before Q4) Commercial Banking Mortgage Banking Fin. Adv. & Asset Mgmt Corporate / Other Consolidated Pre-Tax Net Income $93.2 $32.4 $7.1 $(28.5) $104.3 % of Business Segment Total 70% 25% 5% (As-reported w/ allocations) Commercial Banking Mortgage Banking Fin. Adv. & Asset Mgmt Corporate / Other Consolidated Pre-Tax Net Income $93.2 $32.4 $7.1 $(28.5) $104.3 Allocations from CB $18.6 $(17.8) $(0.8) Allocations from HoldCo $(11.5) $(1.5) $(0.8) $13.8 Corporate Cost Allocations $7.1 $(19.3) $(1.6) $13.8 --- Pre-Tax Net Income After Cost Allocations $100.3 $13.1 $5.5 $(14.7) $104.3 % of Business Segment Total 84% 11% 5% $18.6 million of expense allocations from Commercial Bank to Mortgage Bank represents shared services expense which are carried under Commercial Banking, however directly support Mortgage Banking, i.e. IT, Finance, Operations, and Human Resources.

4Q15 Revised Segment Reporting Allocation Methodology Revised Allocation Methodology Now Better Reflects True Costs within each Reporting Segment (Pre-allocation methodology before Q4) Commercial Banking Mortgage Banking Fin. Adv. & Asset Mgmt Corporate / Other Consolidated Pre-Tax Net Income $30.0 $5.5 $3.7 $(8.3) $31.0 % of Business Segment Total 77% 14% 9% (As-reported w/ allocations) Commercial Banking Mortgage Banking Fin. Adv. & Asset Mgmt Corporate / Other Consolidated Pre-Tax Net Income $30.0 $5.5 $3.7 $(8.3) $31.0 Allocations from CB $5.1 $(4.8) $(0.3) Allocations from HoldCo $(3.3) $(0.4) $(0.2) $3.9 Corporate Cost Allocations $1.9 $(5.3) $(0.5) $3.9 --- Pre-Tax Net Income After Cost Allocations $31.9 $0.3 $3.2 $(4.4) $31.0 % of Business Segment Total 90% 1% 9% $5.1 million of expense allocations from Commercial Bank to Mortgage Bank represents shared services expense which are carried under Commercial Banking, however directly support Mortgage Banking, i.e. IT, Finance, Operations, and Human Resources.